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                                                                   EXHIBIT 10.62

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                       GUARANTEE AND COLLATERAL AGREEMENT

                          dated as of February 11, 2002

                                      among

                        AMERICAN COIN MERCHANDISING, INC.

                                       and

                            THE OTHER PARTIES HERETO,
                                  as Grantors,

                                       and

                          MADISON CAPITAL FUNDING LLC,
                                    as Agent



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                       GUARANTEE AND COLLATERAL AGREEMENT


         Guarantee and Collateral Agreement, dated as of February 11, 2002 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), made by each signatory hereto (together with any other Person that becomes a party hereto as provided herein, "Grantors"), in favor of Madison Capital Funding LLC, as Agent for all Lenders party to the Credit Agreement (as hereafter defined).

         Lenders have severally agreed to extend credit to Borrower pursuant to the Credit Agreement. Borrower is affiliated with each other Grantor. The proceeds of credit extended under the Credit Agreement will be used in part to enable Borrower to make valuable transfers to Grantors in connection with the operation of their respective businesses. Borrower and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement. It is a condition precedent to each Lender's obligation to extend credit under the Credit Agreement that Grantors shall have executed and delivered this Agreement to Agent for the ratable benefit of all Lenders.

         In consideration of the premises and to induce Agent and Lenders to enter into the Credit Agreement and to induce Lenders to extend credit thereunder, each Grantor hereby agrees with Agent, for the ratable benefit of Lenders, as follows:

1.       Definitions.

         1.1. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC:
Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Instruments, Inventory, Letter-of-Credit Rights, Proceeds and Supporting Obligations.

         1.2. When used herein the following terms shall have the following meanings:

         Agreement has the meaning set forth in the preamble hereto.

         Borrower Obligations means all Obligations of the Borrower.

         Collateral means (a) all of the personal property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest, including all of each Grantor's Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Letter-of-Credit Rights and Supporting Obligations, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing and (d) all collateral security and guarantees given by any Person with respect to any of the foregoing. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof. Notwithstanding the foregoing, the term "Collateral" shall not include (and the grant, assignment and transfer of a security interest as provided herein shall not extend to) (i) "intent-to use" trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise or (ii) any General Intangibles or Intellectual Property which in accordance with applicable licenses or other agreements applicable thereto terminate or become terminable or under which a breach or default occurs if a security interest is granted therein (a "Terminable Intangible"); provided however, that the Collateral shall include any and all Accounts,

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Chattel Paper, payment intangibles and Instruments arising under any and all such Terminable Intangibles.

         Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 5, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

         Copyright Licenses means all written agreements naming any Grantor as licensor or licensee, including those listed on Schedule 5, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

         Credit Agreement means the Credit Agreement of even date herewith among the Borrower, the Lenders, the Agent, and The Royal Bank of Scotland plc, New York Branch, as amended, supplemented, restated or otherwise modified from time to time.

         Fixtures means all of the following, whether now owned or hereafter acquired by a Grantor: plant fixtures; business fixtures; other fixtures (as defined on the UCC) and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

         General Intangibles means all "general intangibles" as such term is defined in Section 9-102 of the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising thereunder and (c) all rights of such Grantor to perform and to exercise all remedies thereunder.

         Guarantor Obligations means, collectively, with respect to each Guarantor, all of such Guarantor's Obligations.

         Guarantors means the collective reference to each Grantor other than the Borrower.

         Intellectual Property means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         Intercompany Note means any promissory note evidencing loans made by any Grantor to any other Grantor.

         Investment Property means the collective reference to (a) all "investment property" as such term is defined in Section 9-102 of the UCC (other than the equity interest of any foreign Subsidiary excluded from the definition of Pledged Equity) and (b) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Equity.

         Issuers means the collective reference to each issuer of any Investment Property.

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         Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 5, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in
Schedule 5, and (c) all rights to obtain any reissues or extensions of the foregoing.

         Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 5.

         Pledged Equity means the equity interests listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall (a) more than 65% of the total outstanding equity interests of any foreign Subsidiary, or (b) any of the equity interests in any Unrestricted Subsidiary, be required to be pledged hereunder.

         Pledged Notes means all promissory notes listed on Schedule 1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than (a) promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and (b) any individual promissory note which is less than $250,000 in principal amount, up to an aggregate of $250,000 for all such promissory notes excluded under this clause (b)).

         Receivable means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

         Secured Obligations means, collectively, the Borrower Obligations and Guarantor Obligations.

         Securities Act means the Securities Act of 1933, as amended.

         Trademarks means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 5, and (b) the right to obtain all renewals thereof.

         Trademark Licenses means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including any of the foregoing referred to in Schedule 5.

         UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

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2.       Guarantee.

         2.1. Guarantee.

                  (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (c) Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Agent or any Lender hereunder.

                  (d) The guarantee contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated.

                  (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

         2.2. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         2.3. No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are paid in full (other than unasserted contingent and indemnity obligations that by their terms survive the termination of the Commitments), no Letter of

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Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Agent may determine.

         2.4. Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may, in accordance with the terms thereof, be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or all Lenders, as the case may be) and the other necessary parties thereto may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2, and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Secured Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment, performance or release pursuant to the terms of this Agreement or the Credit Agreement) which may at any time be available to or be asserted by the Borrower or any other Person against the Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Secured Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to make any such demand, to

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pursue such other rights or remedies or to collect any payments from the
Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent specified in the Credit Agreement.

3.       Grant of Security Interest.

         Each Grantor hereby assigns and transfers to the Agent, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lenders and (to the extent provided herein) their Affiliates, a security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

4.       Representations and Warranties.

         To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor jointly and severally hereby represents and warrants to the Agent and each Lender that:

         4.1. Title; No Other Liens. Except for the security interest granted to the Agent for its benefit and the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, the Grantors own each item of the Collateral free and clear of any and all Liens or claims of others. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for its benefit and the ratable benefit of the Lenders, pursuant to this Agreement, filings evidencing Liens permitted by the Credit Agreement and filings for which termination statements or authorizations to terminate have been delivered to the Agent.

         4.2. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2, have been authorized by the Grantors, with respect to Collateral on which a Lien may be perfected by filing pursuant to the UCC, will constitute valid perfected security interests in all of such Collateral in favor of the Agent, for its benefit and the ratable benefit of the Lenders, as collateral security for each Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor and (b) are prior to all other Liens on such Collateral in existence on the date hereof except for Liens expressly permitted by the Credit Agreement. The filings and other actions

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specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder, with respect to which a Lien may be perfected by filing pursuant to the UCC.

         4.3. Grantor Information. On the date hereof, Schedule 3 sets forth (a) each Grantor's type and jurisdiction of organization, (b) the location of each Grantor's chief executive office, (c) each Grantor's exact legal name as it appears on its organizational documents, (d) each Grantor's federal employer identification number and (e) each Grantor's state identification number, if applicable.

         4.4. Collateral Locations. On the date hereof, Schedule 4 sets forth
(a) each place of business of each Grantor (including its chief executive office), (b) all locations where all Inventory and the Equipment owned by each Grantor is kept, except with respect to Inventory and Equipment with a fair market value of less than $100,000 (in the aggregate for all Grantors) which may be located at other locations and (c) whether each such Collateral location and place of business (including each Grantor's chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on
Schedule 4.

         4.5. Certain Property. None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products or (b) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for personal vehicles owned by the Grantors and used by employees of the Grantors in the ordinary course of business with an aggregate fair market value of less than $200,000 (in the aggregate for all Grantors).

         4.6. Investment Property.

                  (a) The shares of Pledged Equity pledged by each Grantor hereunder constitute all the issued and outstanding equity interests of each Issuer owned by such Grantor or, in the case of any foreign Subsidiary, 65% of all issued and outstanding equity interests of such foreign Subsidiary.

                  (b) All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable.

                  (c) To the knowledge of Grantors, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

                  (d) Schedule 1 lists all Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and, in the case of Investment Property which does not constitute Pledged Equity or Pledged Notes, for Liens expressly permitted by the Credit Agreement.

         4.7. Receivables.

                  (a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

                  (b) No obligor on any Receivable is a governmental authority.

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                  (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate in all material respects.

         4.8. Intellectual Property.

                  (a) Schedule 5 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

                  (b) On the date hereof, all material Intellectual Property owned by any Guarantor is valid, subsisting, unexpired and enforceable, has not been abandoned and, to such Grantor's knowledge, does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in Schedule 5, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of, or any Grantor's rights in, any Intellectual Property owned by any Grantor, and which would reasonably be expected to have a Material Adverse Effect.

                  (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or any Grantor's ownership interest therein, and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

         4.9. Holdings. Holdings has not engaged in any activities other than acting as a holding company and transactions incidental thereto and holds no assets other than all of the issued and outstanding capital stock of Borrower.

5.       Covenants.

         Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations (other than unasserted contingent and indemnity obligations that by their terms survive the termination of the Commitments) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated:

         5.1. Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $100,000 (in the aggregate for all Grantors) shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Agent, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to the Agent and at such time being held by any Grantor shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement, and the applicable Grantor shall cause Agent to have control of all Electronic Chattel Paper within the meaning of Section 9-105 of the UCC.

         5.2.     Maintenance of Perfected Security Interest; Further
Documentation.

                  (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Electronic Chattel Paper and Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain "control" (within the meaning of the UCC with respect to the applicable item of Collateral) with respect thereto, in each case pursuant to documents in form and substance reasonably satisfactory to the Agent.

         5.3. Changes in Locations, Name, etc. Such Grantor shall not, except upon 30 days' prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agent as to the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

                  (i) except as permitted pursuant to the Credit Agreement and except for Inventory for sale and contained within Borrower's crane vending machines, permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 4; provided, that up to $100,000 (in the aggregate for all Grantors) in fair market value of any such Inventory and Equipment may be kept at other locations;

                  (ii) change its form or jurisdiction of organization or the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

                  (iii) change its name, identity or corporate structure.

         5.4. Notices. Such Grantor will advise the Agent and the Lenders promptly, in reasonable detail, of:

                  (a) any Lien (other than Liens created hereby or expressly permitted under the Credit Agreement) on any of the Collateral; and

                  (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby.

         5.5. Investment Property.

                  (a) If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by such Grantor to the Agent, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations. Agent agrees that it will release any Investment Property held by Agent pursuant to this Agreement promptly upon receipt by Agent of proceeds thereof in connection with the sale, transfer or other disposition of such Investment Property in compliance with, and as permitted by, the Credit Agreement.

                  (b) Without the prior written consent of the Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement); provided, that any Grantor may take any action described in clauses (i) and (ii) above with respect to Investment Property not constituting Pledged Stock or Pledged Notes, to the extent such action is not prohibited by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens arising by operation of law or, with respect to Investment Property not constituting Pledged Stock or Pledged Notes, as may be permitted by the Credit Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 regarding the Investment Property issued by it.

         5.6. Receivables.

                  (a) Other than in the ordinary course of business consistent with its past practice and in amounts which are not material to Grantors (taken as a whole), such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that would reasonably be expected to materially adversely affect the value thereof.

                  (b) Such Grantor will deliver the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Grantors.

         5.7. Intellectual Property.

                  (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                  (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (e) Such Grantor will notify the Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Agent concurrently with the next delivery of financial statements of the Borrower pursuant to Section 6.1.1 or 6.1.2 of the Credit Agreement, as applicable. Upon the request of the Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (g) Such Grantor will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

                  (h) In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Agent after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                  (i) The parties hereto acknowledge that, as of the date hereof, none of the Grantors has any material Intellectual Property.

         5.8. Commercial Tort Claims.

         If any Grantor shall at any time acquire any Commercial Tort Claim in excess of $250,000, such Grantor shall promptly notify the Agent thereof in writing, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Agent. Such Grantor shall be deemed to thereby grant to the Agent (and such Grantor hereby grants to the Agent) a security interest in such Commercial Tort Claim and all proceeds thereof.

         5.9. Depositary and Other Deposit Accounts. Upon request by the Agent from time to time, Grantors (other than Holdings) shall provide the Agent with a listing of all Depository Accounts of such Grantor. Each Grantor (other than Holdings) hereby authorizes the financial institutions at which such Grantor maintains a deposit account to provide the Agent with such information with respect to such deposit account as the Agent may from time to time reasonably request, and each Grantor (other than Holdings) hereby consents to such information being provided to the Agent. Each Grantor (other than Holdings) will, upon the Agent's request, cause each financial institution at which such Grantor maintains a Deposit Accounts or other depositary account to enter into a bank agency or other similar agreement with the Agent and such Grantor, in form and substance satisfactory to the Agent, in order to give the Agent "control" (within the meaning set forth in Section 9-104 of the UCC) of such account.

         5.10. Other Matters. Each of the Grantors shall cause to be delivered to the Agent a Collateral Access Agreement with respect to (a) each bailee with which such Grantor keeps Inventory or other assets as of the Closing Date and designated by the Agent and (b) each landlord which leases real property (and the accompanying facilities) to any of the Grantors as of the Closing Date and designated by the Agent. If any Grantor shall cause to be delivered Inventory or other property to any bailee as of or after the Closing Date (other than any such bailees located in the Peoples Republic of China), such Grantor shall use reasonable efforts to cause such bailee to sign a Collateral Access Agreement, if so requested by the Agent, in the exercise of its reasonable credit judgment. If any Grantor shall lease any real property or facilities as of or after the Closing Date (other than any such locations located in the Peoples Republic of China), such Grantor shall use reasonable efforts to cause the landlord in respect of such leased property or facilities to sign a Collateral Access Agreement, if so requested by the Agent, in the exercise of its reasonable credit judgment.

         5.11. Holdings Covenant. Holdings shall not, directly or indirectly,
(i) enter into any agreement (including any agreement for incurrence or assumption of Debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person, other than the Loan Documents to which it is a party and the Related Agreements (collectively, the "Holdings Documents"), (ii) engage in any business or conduct any activity (including the making of any Investment or payment) or transfer any of its assets, other than the making of the Investments in Borrower existing on the date hereof, the performance of its obligations under the Holdings Documents in accordance with the terms thereof and the performance of ministerial activities and the payment of taxes and administrative fees or (iii) consolidate or merge with or into any other Person. Holdings shall preserve, renew and keep in full force and effect its existence. The provisions of this section shall not preclude Holdings from engaging in any other activities reasonably incidental to its Investment in Borrower.

         5.12. Terminable Intangibles. Each Grantor's General Intangibles and Intellectual Property constituting Terminable Intangibles are not, and will not at any time be, material to the business or operations of such Grantor.

         5.13. Credit Agreement to Govern. Notwithstanding anything to the contrary contained in this Agreement, each Grantor may take any actions with respect to the Collateral (including without limitation selling, transferring or otherwise disposing of, or encumbering, the Collateral), to the extent such actions are permitted by the terms of the Credit Agreement.

6.       Remedial Provisions.

         6.1. Certain Matters Relating to Receivables.

                  (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information the Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

                  (b) The Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within 2 Business
Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a collateral account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Agent's request, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

         6.2. Communications with Obligors; Grantors Remain Liable.

                  (a) The Agent in its own name or in the name of others may, at any time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Receivables to verify with them to the Agent's satisfaction the existence, amount and terms of any Receivables. The Agent agrees to provide subsequent notice to the applicable Grantor that Agent has so communicated with such obligors.

                  (b) Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating thereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (d) For the sole purpose of enabling Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         6.3. Investment Property.

                  (a) Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Grantor of the Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which would reasonably be expected to impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) during the existence of an Event of Default, pay any dividends, distributions or other payments with respect to the Investment Property directly to the Agent.

         6.4. Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a collateral account maintained under its sole dominion and control. All Proceeds, while held by the Agent in any collateral account (or by such Grantor in trust for the Agent and the Lenders) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5. Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any collateral account established pursuant hereto in payment of the Secured Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full (other than unasserted contingent and indemnity obligations that by their terms survive the termination of the Commitments), no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

         6.6. Code and Other Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. The Agent may disclaim any warranties that might arise in connection with any such lease, assignment, grant of option or other disposition of Collateral and have no obligation to provide any warranties at such time. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent's request, during the existence of an Event of Default, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.7. Registration Rights.

                  (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 6.6, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.8. Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

7.       The Agent.

         7.1. Agent's Appointment as Attorney-in-Fact, etc.

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (iii) discharge Liens levied or placed on the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
         Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (8) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof and as permitted hereby. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the security interests created hereby are released.

         7.2. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent or any Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

         7.3. Execution of Financing Statements. Each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Agent determines appropriate to perfect the security interests of the Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         7.4. Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

8.       Miscellaneous.

         8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

         8.2. Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section
10.2 of the Credit Agreement; provided that each such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3. Indemnification by Grantors. Each Grantor hereby agrees, on a joint and several basis, to indemnify, exonerate and hold Agent, each Lender and each of the officers, directors, employees, Affiliates and agents of Agent and each Lender (each a "Lender Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs (collectively, the "Indemnified Liabilities"), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to
(a) any tender offer, merger, purchase of equity interests, purchase of assets (including the Related Transactions) or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by any Grantor or any Subsidiary, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Grantor or any Subsidiary or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Grantor or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party, except to the extent any such Indemnified Liabilities result from the applicable Lender Party's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The agreements in this
Section 8.3 shall survive repayment of the Secured Obligations (and termination of all commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

         8.4. Enforcement Expenses.

                  (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand each Lender and the Agent for all reasonable out-of-pocket costs and expenses (including Legal Costs) incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents.

                  (b) Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) The agreements in this Section 8.4 shall survive repayment of the Secured Obligations (and termination of all commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

         8.5. Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         8.6. Nature of Remedies. All Secured Obligations of each Grantor and rights of Agent and Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         8.7. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

         8.8. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         8.9. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Agent or Lenders.

         8.10. Successors; Assigns. This Agreement shall be binding upon Grantors, Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of Grantors, Lenders and Agent and the successors and assigns of Lenders and Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Agent.

         8.11. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         8.12. Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         8.13. Waiver of Jury Trial. EACH GRANTOR, AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         8.14. Set-off. Each Grantor agrees that Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, Agent and each Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with Agent or such Lender. Notwithstanding the foregoing, no Lender shall exercise any such rights without the consent of Agent. The Person exercising such rights shall notify Borrower thereof promptly after such exercise.

         8.15. Acknowledgements. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

         8.16. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.8 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a joinder agreement in the form of Annex I hereto.

         8.17. Releases.

                  (a) At such time as the Secured Obligations have been paid in full (other than unasserted contingent and indemnity obligations that by their terms survive the termination of the Commitments), the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall promptly deliver to the Grantors any Collateral held by the Agent hereunder, and promptly execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the equity interests or substantially all of the assets of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Agent, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         8.18. Revised Article 9. The parties to this Agreement acknowledge that revisions to Article 9 of the Uniform Commercial Code ("Revised Article 9") has become effective in various states on July 1, 2001 and that Revised Article 9 may be adopted and become effective in one or more other states at any time thereafter. In anticipation of the effectiveness of Revised Article 9 and its resulting application to the Loan Documents or any matters contemplated thereby, the Agent and Grantors hereby agree as follows:

                  (a) In applying the law of any state at any time on and after the date Revised Article 9 is enacted (A) the Collateral includes each of the following categories as defined by Revised Article 9, and all property of each Grantor included therein at any time owned or acquired: goods; inventory; equipment; documents; instruments; documents of title; accounts; chattel paper; deposit accounts; letter-of-credit rights; commercial tort claims; investment property; general intangibles; leases; money; supporting obligations; and all products and proceeds of the foregoing; in each case wherever located, and whenever owned or acquired, and (B) the Agents' Lien in all such property created under this Agreement on the closing date shall continue in full force and effect on and under and pursuant to Revised Article 9.

                  (b) The Agent may, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral as "all assets" of each Grantor, or words of similar effect, and which contain any other information required pursuant to Revised
Article 9 for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to the Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be signed by the Agent on behalf of any Grantor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

                  (c) Each Grantor shall, at any time and from time and to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (A) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for the Agent, (B) to obtain "control" of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by Revised Article 9 with corresponding provisions thereof defining what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Agent, and (C) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised Article 9 in any jurisdiction.

                  (d) Nothing contained in this Section 8.18 shall be construed to narrow the scope of the Agent's Liens or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges, or remedies of the Agent or any Lender under the Loan Documents.


                            [signature page follows]

         Each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                                    AMERICAN COIN MERCHANDISING, INC.


                                    By: /s/ Randall J. Fagundo
                                       -----------------------------------
                                    Title: President

                                    ACMI HOLDINGS, INC., formerly known as
                                    CRANE MERGERCO HOLDINGS, INC.


                                    By: /s/ William J. Dawson, Jr.
                                       -----------------------------------
                                    Title: President


                                    MADISON CAPITAL FUNDING LLC, as Agent


                                    By: /s/ Trevor J. Clark
                                       -----------------------------------
                                    Title: Managing Director